UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2007 Date of Report (Date of earliest event reported):

EDO Corporation (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	3812 (Commission File Number)	11-0707740 (IRS Employer Identification No.)

60 East 42nd Street, 42nd Floor New York, New York 10165] (Address of principal executive offices)

(212) 716-2000 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Supplemental Proxy Materials

On November 29, 2007, EDO Corporation filed with the Securities and Exchange Commission certain supplemental proxy material to a definitive proxy statement filed on November 7, 2007 in connection with the proposed acquisition of EDO by ITT Corporation.  The supplemental proxy material consisted of a presentation made to representatives of Institutional Shareholder Services (ISS), a business unit of RiskMetrics Group.

Page 14 of the presentation has been updated to further clarify incremental versus core business revenues.  Attached is the updated presentation.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

These supplemental proxy materials contain forward-looking statements, including information relating to the merger, which are qualified in their entirety by the “Cautionary Statement Concerning Forward-Looking Information” section of the Definitive Proxy Statement.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit 99.1.   Supplemental Proxy Material—Presentation to the Institutional Shareholder Services, updated December 4, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 4, 2007

EDO CORPORATION

By:	/s/ Lisa M. Palumbo
Name: Lisa M. Palumbo
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Supplemental Proxy Material—Presentation to Institutional Shareholder Services, updated December 4, 2007.